UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

NOVAGOLD RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On July 22, 2026, NovaGold Resources Inc. (“NovaGold” or the “Company”) issued a press release announcing that it has entered into a series of definitive transaction agreements in connection with a proposed transaction pursuant to which NovaGold Corporation, a newly formed Delaware corporation (“New NovaGold”) will acquire all of the issued and outstanding common shares of NovaGold (the “NovaGold Shares”) by way of an arrangement under the Business Corporations Act (British Columbia) in accordance with a plan of arrangement (the “Arrangement”). Specifically, the Company announced the execution of (i) an Arrangement Agreement (the “Arrangement Agreement”), among the Company, New NovaGold and Paulson Advisers LLC (“Paulson”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, each NovaGold Share will be exchanged for one share of voting common stock of New NovaGold, (ii) a Master Implementation Agreement (the “Master Implementation Agreement”), among the Company, New NovaGold, Paulson and the other parties thereto, which, among other things, sets forth the rights and obligations of the parties thereto and the sequencing of the transactions contemplated by the various transaction agreements, (iii) a Contribution Agreement (the “Contribution Agreement”), between New NovaGold and Paulson, pursuant to which, substantially concurrently with (but immediately prior to) the consummation of the Arrangement, Paulson will cause its affiliates to contribute all of their interests in Donlin Gold Holdings LLC, a Delaware limited liability company, and Donlin Gold Holdings II LLC, a Delaware limited liability company, as applicable, to New NovaGold in exchange for shares of voting and non-voting common stock of New NovaGold (with Paulson’s voting common stock of New NovaGold to be capped at 19.99%), as applicable, the number of which will be determined based on a ten percent (10%) discount to the equity value of Paulson’s forty percent (40%) ownership interest in Donlin Gold LLC, a Delaware limited liability company, implied by the equity value of NovaGold based on the ten (10)-day volume-weighted average price of the NovaGold Shares as of July 21, 2026, and (iv) an Investor Rights Agreement (the “Investor Rights Agreement”), between New NovaGold and Paulson, which sets forth Paulson’s rights and obligations with respect to New NovaGold following the consummation of the Arrangement. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the announcement of the Arrangement and related transactions, NovaGold intends to provide supplemental information regarding the Arrangement Agreement, the Master Implementation Agreement, the Contribution Agreement and the Investor Rights Agreement, and to file copies of such agreements as exhibits, in a subsequent Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary;  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

Participants in the Solicitation

NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 22, 2026.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2026	NOVAGOLD RESOURCES INC.

	By:	/s/ Peter Adamek
Peter Adamek
Vice President and Chief Financial Officer